SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): June 20, 1999


                       ROANOKE ELECTRIC STEEL CORPORATION
             (Exact name of Registrant as specified in its charter)

        Virginia                    0-2389                54-0585263
    (State or other              (Commission            (IRS Employer
     jurisdiction of             File Number)         Identification No.)
     incorporation)

                  P. O. Box 13948
                  Roanoke, Virginia                         24038-3948
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (540) 342-1831



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          (Former name or former address, if changed since last report)



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Item 5. Other Events.

        On June 20, 1999 Steel of West Virginia entered into a three year labor contract with United Steelworkers of America, AFC-CIO ("Steelworkers") bringing an end to the two week labor strike. The Steelworkers had been on strike since June 6, 1999 after they rejected a previous contract agreement. Steel of West Virginia is a wholly owned subsidiary of Roanoke Electric Steel Corporation.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROANOKE ELECTRIC STEEL CORPORATION



                                 By s/Donald G. Smith
                                    -------------------------------
                                    Donald G. Smith
                                    Chairman and Chief Executive Officer


Date: June 22, 1999

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